Exhibit 10.3
                             AMSTERDAM FEDERAL BANK

                                 TARGET BENEFIT

                         SUPPLEMENTAL RETIREMENT BENEFIT

                                    AGREEMENT

                                   AS AMENDED


         THIS SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT, AS AMENDED
(hereinafter called the "Agreement") made and entered into as of this 17th day of March, 1998 (hereinafter called the "Effective Date"), by and between AMSTERDAM FEDERAL BANK, a federal savings bank having its principal office at 161 Church Street, P.O. Box 271, Amsterdam, New York (hereinafter called the "Bank"), and Benjamin W. Ziskin, Vice President (hereinafter called "Officer").



                                   WITNESSETH:


     WHEREAS, the Officer is the Vice President of the Bank, having been in the employ of the Bank since 1982; and

     WHEREAS, the Bank has previously adopted the Agreement as of November 16, 1993,

         WHEREAS, the Bank wishes to amend such Agreement in certain respects so as to further promote the purposes of the Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, and other good and valuable consideration, it is hereby agreed by and between the Bank and the Officer that the Agreement shall be amended and restated in its entirety as follows:

Section 1.        Deferred Compensation Account.

         As of the Effective Date of this Agreement, and as of the first day of each calendar year thereafter during the continuance of the Officer's employment by the Bank, the Bank shall credit to a unfunded book reserve established for the purposes of providing the Target Benefit under this Agreement, (hereinafter called "the Deferred Compensation Account") six and 19/100 percent (6.19%) of the Officer's annual salary as of such date.

Section 2.        Investments.

         Amounts credited under the Deferred Compensation Account established under Section 1. of this Agreement shall be invested by the Bank (either in the Bank's name or in the name of a trustee through an irrevocable trust arrangement established by the Bank for this purpose) in one or more registered investment companies under the Investment Company Act of 1940, to the extent permitted by applicable banking law, and/or in one or more fixed income investment opportunities selected in the sole discretion of the Bank. The value of the Officer's Deferred Compensation Account at any given time shall be based solely on the then value of the investment fund or funds selected hereunder.

Section 3.        Retirement Benefit.

         Upon the Officer's termination of employment with the Bank, absent termination by the Bank for cause as specified at Section 6 hereinafter, the supplemental retirement benefits consisting of the aggregate total of the then value of all amounts in said Deferred Compensation Account as of the Officer's date of termination from employment shall be payable. Such benefits will be paid in any one of the following modes, as determined by the Bank: (i) a single lump sum payment; (ii) purchase of a straight life or joint and survivor annuity; or
(iii) monthly installments over a period of five, ten or fifteen years. If the Officer shall die prior to having received the total of installment payments specified in clause (iii), above, the unpaid balance of such installments will continue to be paid in monthly installments for the unexpired portion of the specified installment period, to a designated beneficiary or contingent beneficiary.

Section 4.        Death Benefit.

         In the event the Officer's employment shall terminate as a result of death, the amount in the Deferred Compensation Account as of the date of death shall be paid to the Officer's designated beneficiary, or contingent beneficiary, as the case may be, in one of the following modes, as determined by the Bank: (i) a single lump sum payment; or (ii) purchase of a straight life annuity based upon the designated beneficiary's life expectancy.

Section 5.        Payment to Estate; Change of Beneficiary.

         If there is no designated beneficiary living at the time of the Officer's death, the then value of all amounts in the Deferred Compensation Account, determined as of the date of the Officer's death, shall be paid in a single lump sum to the Officer's estate. Any designated or contingent beneficiary referred to in Section 3. may be changed by the Officer without the consent of any prior designated or contingent beneficiary, upon written notice to the bank, signed by the Officer, the receipt of which has been acknowledged in writing by an officer of the Bank.

Section 6.        Forfeiture.

         In case the Officer's employment is terminated by the Bank for cause as defined at 12 CFR 563.39(b) as determined by the Board of Directors of the Bank, the Bank shall have no obligation to make any payments to the Officer or any designated beneficiary or contingent beneficiary under this Agreement and the Agreement shall terminate as of such date the Officer's employment is terminated.

Section 7.        Designation of Beneficiaries.

         For the purposes of this Agreement, the Officer hereby names as primary beneficiary(ies), Lynnette F. Ziskin, and designates The Estate of Benjamin W. Ziskin as contingent beneficiary(ies).

Section 8.        Successors and Assigns.

         The right of the Officer or any beneficiary to the payment of the supplemental retirement benefit payable under this Agreement shall not be assigned, transferred, pledged or encumbered, except by the Officer's last will and testament, or by the applicable laws of descent and distribution. This Agreement will inure to the benefit of and be binding upon the Officer, the Officer's legal representatives and estate or interstate distributees, and the Bank, its successors and assigns, including any successor by merger or consolidation, a statutory receiver, or any other person or firm or corporation to which all or substantially all of the assets and business of the Bank may be sold or otherwise transferred.

Section 9.        Creditor Rights.

         The Officer's rights under this Agreement shall be limited to those of an unsecured general creditor of the Bank and the Bank shall have no obligation to fund the Target Benefit supplemental retirement benefit provided for hereunder.

Section 10.       No Right to Employment.

         Nothing contained in this Agreement shall be construed as conferring upon the Officer the right to continue in the employ of the Bank as an officer of the Bank or in any other capacity.

Section 11.       Arbitration of Disputes.

         Any dispute between the Bank and the Officer, any designated or contingent beneficiary, or the Officer's estate as to the proper interpretation or application of any provision of this Agreement, shall be settled by arbitration, as follows. One arbitrator shall be selected by each of the parties with a dispute pursuant to this Agreement and a third arbitrator chosen by the two so selected, and the decision of a majority of the arbitrators so selected shall be final and binding upon all of the parties to such dispute.

Section 12.       Termination.

         The Bank's obligation to make payments under this Agreement shall terminate following the final payment required to be made under the applicable payment option.

Section 13.       Facility of Payment.

         If the Bank shall find that any individual entitled to receive payments under this Agreement is unable to care for his or her affairs because of age, lack of capacity, illness or accident, the Bank may pay such benefit, unless claim shall have been made therefor by a duly appointed legal representative, to the spouse, descendant, other relative, or to a person with whom the individual entitled to payment resides, and any such payment so made shall be a complete discharge of the liability of the Bank under this Agreement.

Section 14.       Records.

         The records of the Bank, the Retirement Plan, and the Savings Plan, shall be conclusive in respect of all matters involved in the calculation of benefits under this Agreement.

Section 15.       Unfunded Arrangement.

         This Agreement is an unfunded supplemental benefit arrangement, subject to the requirements of Department of Labor Regulation Section 2520.104-23.

Section 16.       Severability.

         A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

Section 17.       Authorization to Execute Agreement.

         This Agreement has been approved by the Board of Directors of the Bank, and the undersigned has been specifically authorized by the Board to execute this Agreement on behalf of the Bank.

Section 18.       Entire Agreement; Modifications.

         This instrument contains the entire Agreement of the parties relating to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

Section 19.       Headings.

         The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

Section 20.       Governing Law.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to conflicts of law principles.

         IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate, each of which shall be deemed to be an original for all purposes, effective as of the day and year first above written.



                                    OFFICER

                                    /s/ Benjamin W. Ziskin

                                    Print Name: Benjamin W. Ziskin

                                    Title:Vice President/Senior Lending Officer


ATTEST:
         By: /s/ Sandra M. Hammond

         Print Name: Sandra M. Hammond


                                    AMSTERDAM FEDERAL BANK



                                    By: /s/ James J. Alescio

                                    Print Name: James J. Alescio

                                    Title: Executive Vice President



ATTEST:
         By: /s/ Sandra M. Hammond

         Print Name: Sandra M. Hammond

                             AMSTERDAM FEDERAL BANK

                                 TARGET BENEFIT

                         SUPPLEMENTAL RETIREMENT BENEFIT

                                    AGREEMENT

                                   AS AMENDED


         THIS SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT, AS AMENDED
(hereinafter called the "Agreement") made and entered into as of this 17th day of March, 1998 (hereinafter called the "Effective Date"), by and between AMSTERDAM FEDERAL BANK, a federal savings bank having its principal office at 161 Church Street, P.O. Box 271, Amsterdam, New York (hereinafter called the "Bank"), and John Lisicki, President (hereinafter called "Officer").



                                   WITNESSETH:


     WHEREAS, the Officer is the President of the Bank, having been in the employ of the Bank since 1978; and

     WHEREAS, the Bank has previously adopted the Agreement as of November 16, 1993,

         WHEREAS, the Bank wishes to amend such Agreement in certain respects so as to further promote the purposes of the Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, and other good and valuable consideration, it is hereby agreed by and between the Bank and the Officer that the Agreement shall be amended and restated in its entirety as follows:

Section 1.        Deferred Compensation Account.

         As of the Effective Date of this Agreement, and as of the first day of each calendar year thereafter during the continuance of the Officer's employment by the Bank, the Bank shall credit to a unfunded book reserve established for the purposes of providing the Target Benefit under this Agreement, (hereinafter called "the Deferred Compensation Account") sixteen and 90/100 percent (16.90%) of the Officer's annual salary as of such date.

Section 2.        Investments.

         Amounts credited under the Deferred Compensation Account established under Section 1. of this Agreement shall be invested by the Bank (either in the Bank's name or in the name of a trustee through an irrevocable trust arrangement established by the Bank for this purpose) in one or more registered investment companies under the Investment Company Act of 1940, to the extent permitted by applicable banking law, and/or in one or more fixed income investment opportunities selected in the sole discretion of the Bank. The value of the Officer's Deferred Compensation Account at any given time shall be based solely on the then value of the investment fund or funds selected hereunder.

Section 3.        Retirement Benefit.

         Upon the Officer's termination of employment with the Bank, absent termination by the Bank for cause as specified at Section 6 hereinafter, the supplemental retirement benefits consisting of the aggregate total of the then value of all amounts in said Deferred Compensation Account as of the Officer's date of termination from employment shall be payable. Such benefits will be paid in any one of the following modes, as determined by the Bank: (i) a single lump sum payment; (ii) purchase of a straight life or joint and survivor annuity; or
(iii) monthly installments over a period of five, ten or fifteen years. If the Officer shall die prior to having received the total of installment payments specified in clause (iii), above, the unpaid balance of such installments will continue to be paid in monthly installments for the unexpired portion of the specified installment period, to a designated beneficiary or contingent beneficiary.

Section 4.        Death Benefit.

         In the event the Officer's employment shall terminate as a result of death, the amount in the Deferred Compensation Account as of the date of death shall be paid to the Officer's designated beneficiary, or contingent beneficiary, as the case may be, in one of the following modes, as determined by the Bank: (i) a single lump sum payment; or (ii) purchase of a straight life annuity based upon the designated beneficiary's life expectancy.

Section 5.        Payment to Estate; Change of Beneficiary.

         If there is no designated beneficiary living at the time of the Officer's death, the then value of all amounts in the Deferred Compensation Account, determined as of the date of the Officer's death, shall be paid in a single lump sum to the Officer's estate. Any designated or contingent beneficiary referred to in Section 3. may be changed by the Officer without the consent of any prior designated or contingent beneficiary, upon written notice to the bank, signed by the Officer, the receipt of which has been acknowledged in writing by an officer of the Bank.

Section 6.        Forfeiture.

         In case the Officer's employment is terminated by the Bank for cause as defined at 12 CFR 563.39(b) as determined by the Board of Directors of the Bank, the Bank shall have no obligation to make any payments to the Officer or any designated beneficiary or contingent beneficiary under this Agreement and the Agreement shall terminate as of such date the Officer's employment is terminated.

Section 7.        Designation of Beneficiaries.

         For the purposes of this Agreement, the Officer hereby names as primary beneficiary(ies), Jacquelyn Lisicki, and designates John Lisicki, Jr., Kenneth Lisicki, and Robert Lisicki as contingent beneficiary(ies).

Section 8.        Successors and Assigns.

         The right of the Officer or any beneficiary to the payment of the supplemental retirement benefit payable under this Agreement shall not be assigned, transferred, pledged or encumbered, except by the Officer's last will and testament, or by the applicable laws of descent and distribution. This Agreement will inure to the benefit of and be binding upon the Officer, the Officer's legal representatives and estate or interstate distributees, and the Bank, its successors and assigns, including any successor by merger or consolidation, a statutory receiver, or any other person or firm or corporation to which all or substantially all of the assets and business of the Bank may be sold or otherwise transferred.

Section 9.        Creditor Rights.

         The Officer's rights under this Agreement shall be limited to those of an unsecured general creditor of the Bank and the Bank shall have no obligation to fund the Target Benefit supplemental retirement benefit provided for hereunder.

Section 10.       No Right to Employment.

         Nothing contained in this Agreement shall be construed as conferring upon the Officer the right to continue in the employ of the Bank as an officer of the Bank or in any other capacity.

Section 11.       Arbitration of Disputes.

         Any dispute between the Bank and the Officer, any designated or contingent beneficiary, or the Officer's estate as to the proper interpretation or application of any provision of this Agreement, shall be settled by arbitration, as follows. One arbitrator shall be selected by each of the parties with a dispute pursuant to this Agreement and a third arbitrator chosen by the two so selected, and the decision of a majority of the arbitrators so selected shall be final and binding upon all of the parties to such dispute.

Section 12.       Termination.

         The Bank's obligation to make payments under this Agreement shall terminate following the final payment required to be made under the applicable payment option.

Section 13.       Facility of Payment.

         If the Bank shall find that any individual entitled to receive payments under this Agreement is unable to care for his or her affairs because of age, lack of capacity, illness or accident, the Bank may pay such benefit, unless claim shall have been made therefor by a duly appointed legal representative, to the spouse, descendant, other relative, or to a person with whom the individual entitled to payment resides, and any such payment so made shall be a complete discharge of the liability of the Bank under this Agreement.

Section 14.       Records.

         The records of the Bank, the Retirement Plan, and the Savings Plan, shall be conclusive in respect of all matters involved in the calculation of benefits under this Agreement.

Section 15.       Unfunded Arrangement.

         This Agreement is an unfunded supplemental benefit arrangement, subject to the requirements of Department of Labor Regulation Section 2520.104-23.

Section 16.       Severability.

         A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

Section 17.       Authorization to Execute Agreement.

         This Agreement has been approved by the Board of Directors of the Bank, and the undersigned has been specifically authorized by the Board to execute this Agreement on behalf of the Bank.

Section 18.       Entire Agreement; Modifications.

         This instrument contains the entire Agreement of the parties relating to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

Section 19.       Headings.

         The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

Section 20.       Governing Law.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to conflicts of law principles.

         IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate, each of which shall be deemed to be an original for all purposes, effective as of the day and year first above written.



                                    OFFICER


                                    /s/ John M. Lisicki

                                    Print Name: John M. Lisicki

                                    Title: President


ATTEST:
         By: /s/ Sandra M. Hammond

         Print Name: Sandra M. Hammond


                                    AMSTERDAM FEDERAL BANK



                                    By: /s/ Benjamin W. Ziskin

                                    Print Name: Benjamin W. Ziskin

                                    Title: Vice President/Senior Lending Officer



ATTEST:
         By: /s/ Sandra M. Hammond

         Print Name: Sandra M. Hammond